UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

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Earthstone Energy, Inc.
(Name of Registrant as Specified in Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of STOCKholders TO BE HELD ON NOVEMBER 16, 2016

	DATE:	November 16, 2016
	TIME:	9:00 am Central Standard Time
	LOCATION:	1400 Woodloch Forest Drive, Suite 300, The Woodlands, Texas 77380

HOW TO REQUEST PAPER COPIES OF OUR PROXY MATERIALS

	TELEPHONE: Call toll free 1-866-752-8683	INTERNET: https://www.iproxydirect.com/ESTE and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, 2016 proxy statement, proxy card, and Annual Report on Form 10-K and as amended on Form 10-K/A for the fiscal year ended December 31, 2015 are available at: https://www.iproxydirect.com/ESTE

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before October 29, 2016.

HOW TO VIEW PROXY MATERIALS AND VOTE ONLINE
you may access the form of proxy and enter your voting instructions at https://www.iproxydirect.com/ESTE until 11:59 pm eastern time on November 15, 2016.

The purposes of this meeting are as follows:
1.

1. Election of two Class I Directors.

2. Approval, by a non-binding advisory vote, of the executive compensation of the named executive officers of Earthstone.

3. Ratification of the appointment of Grant Thornton LLP as Earthstone’s independent registered public accounting firm for 2016.

4. Transaction of such other matters as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on September 28, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, $0.001 par value per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “FOR BOTH” of the individuals nominated for election to the board of directors on proposal 1 and “FOR” proposals 2 and 3.

Please note - This is not a Proxy Card - you cannot vote by returning this Notice

Directions to the 2016 Annual Meeting of Stockholders:
1.

From George Bush Intercontinental Airport to Earthstone’s Offices:

Take Hardy Toll Road north toward The Woodlands. Take exit for Interstate 45 north. Take Exit 76B from Interstate 45 to Woodlands Parkway and head west. Turn right on Woodloch Forest Drive. 1400 Wodloch Forest Drive will be on your right. Self-parking is available in front of the building.

From Houston William P. Hobby Airport to Earthstone’s Offices:

Take Broadway to Interstate 45. Head north on Interstate 45. Take Exit 76B from Interstate 45 to Woodlands Parkway west. Turn right on Woodloch Forest Drive. 1400 Wodloch Forest Drive will be on your right. Self-parking is available in front of the building.

Earthstone Energy, Inc.	FIRST-CLASS MAIL
SHAREHOLDER SERVICES	US POSTAGE
500 Perimeter Park Drive Suite D	PAID
Morrisville NC 27560	CARY NC
PERMIT # 869

Time Sensitive stockholder information enclosed

IMPORTANT StockHOLDER INFORMATION

your vote is important